EXHIBIT B-1

FORM OF INITIAL CERTIFICATION

March 28, 2012

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York  10036
Attention:  Stephen Holmes

Morgan Stanley Mortgage Capital Holdings LLC
1585 Broadway
New York, New York  10036
Attention:  Stephen Holmes

Bank of America, National Association
Bank of America Tower
One Bryant Park
New York, New York 10036
Attention:  David S. Fallick

Bank of America, National Association
NC1-026-06-01
Real Estate Structured Financing Servicing
900 West Trade Street, Suite 650
Charlotte, North Carolina 28255
Attention:  Servicing Manager

W. Todd Stillerman, Esq.
Assistant General Counsel
Bank of America Corporation
214 North Tryon Street, 20th Floor
NC1-027-20-05
Charlotte, North Carolina  28255

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention:  President

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention:  Morgan Stanley Capital I Inc., Series 2012-C4

BlackRock Financial Management Inc.
40 East 52nd Street
New York, New York 10022
Attention:  Richard Shea (MSC 2012-C4)

Henry A. LaBrun, Esq.
Cadwalader, Wickersham & Taft LLP
227 West Trade Street, 24th Floor
Charlotte, North Carolina  28202

Re:	Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

Ladies and Gentlemen:

In accordance with the provisions of Section 2.2 of the Pooling and Servicing Agreement, the undersigned hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that:  (a) all documents specified in clauses (i), (ii), (vii), (viii), (x) and (xii) of the definition of “Mortgage File” are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan and (c) each Mortgage Note has been endorsed as provided in clause (i) of the definition of “Mortgage File” of the Pooling and Servicing Agreement.  The Custodian on behalf of the Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents contained in each Mortgage File of any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian on behalf of the Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the REMIC I Regular Interests, and the REMIC II Regular Interests.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is subject in all respects to the terms of the Pooling and Servicing Agreement.

Wells Fargo Bank, National Association, as Custodian

By:
Name:
Title:

B-1-2

SCHEDULE OF EXCEPTIONS

B-1-3

EXHIBIT B-2

FORM OF FINAL CERTIFICATION

__________, 2012

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York  10036
Attention:  Stephen Holmes

Morgan Stanley Mortgage Capital Holdings LLC
1585 Broadway
New York, New York  10036
Attention:  Stephen Holmes

Bank of America, National Association
Bank of America Tower
One Bryant Park
New York, New York 10036
Attention:  David S. Fallick

Bank of America, National Association
NC1-026-06-01
Real Estate Structured Financing Servicing
900 West Trade Street, Suite 650
Charlotte, North Carolina 28255
Attention:  Servicing Manager

W. Todd Stillerman, Esq.
Assistant General Counsel
Bank of America Corporation
214 North Tryon Street, 20th Floor
NC1-027-20-05
Charlotte, North Carolina  28255

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention:  President

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention:  Morgan Stanley Capital I Inc., Series
2012-C4

BlackRock Financial Management Inc.
40 East 52nd Street
New York, New York 10022
Attention:  Richard Shea (MSC 2012-C4)

Henry A. LaBrun, Esq.
Cadwalader, Wickersham & Taft LLP
227 West Trade Street, 24th Floor
Charlotte, North Carolina  28202

Re:	Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

Ladies and Gentlemen:

In accordance with the provisions of Section 2.2 of the Pooling and Servicing Agreement, the undersigned hereby certifies that, with respect to each Mortgage Loan listed in the Mortgage Loan Schedule and subject to the exceptions noted in the schedule of exceptions attached hereto, that:  (a) all documents required to be included in the Mortgage File pursuant to

B-2-1

clauses (i), (ii), (iv), (v), (vi), (vii), (viii), (x) and (xii) of the definition of “Mortgage File,” and any documents required to be included in the Mortgage File pursuant to all other clauses of the definition of “Mortgage File” (to the extent known by a Responsible Officer of the Custodian on behalf of the Trustee to be required pursuant to the Pooling and Servicing Agreement), are in its possession, (b) such documents have been reviewed by it and have not been materially mutilated, damaged, defaced, torn or otherwise physically altered, and such documents relate to such Mortgage Loan, (c) based on its examination and only as to the Mortgage Note and the Mortgage, the street address (excluding zip code) of the Mortgaged Property set forth in the Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information contained in the documents in the Mortgage File, and (d) each Mortgage Note has been endorsed.  The Custodian on behalf of the Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Custodian on behalf of the Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans, the REMIC I Regular Interests, and the REMIC II Regular Interests.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.  This Certificate is qualified in all respects by the terms of the Pooling and Servicing Agreement including but not limited to Section 2.2 thereof.

Wells Fargo Bank, National Association, as Custodian

By:
Name:
Title:

B-2-2

SCHEDULE OF EXCEPTIONS

B-2-3

EXHIBIT C

FORM OF REQUEST FOR RELEASE

To:	Wells Fargo Bank, National Association, as Custodian
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attn:	Global Securities and Trust Services Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-C4

Cc:	Wells Fargo Bank, National Association, as Trustee
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Morgan Stanley Capital I Inc., Series 2012-C4

Re:	Morgan Stanley Capital I Inc.,

Commercial Mortgage Pass-Through Certificates, Series 2012-C4

DATE:  __________

In connection with the administration of the Mortgage Loans held by you as Custodian on behalf of the Trustee under the Pooling and Servicing Agreement dated as of _________ (the “Pooling and Servicing Agreement”), and executed in connection with the above-referenced transaction, the undersigned hereby requests a release of the Trust Mortgage File held by you as Custodian on behalf of the Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

_____	1.	Mortgage Loan paid in full.

(The [Master] [Special] Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be, following the [Master] [Special] Servicer’s release of the Trust Mortgage File, credited to the Collection Account or the Distribution Account, as applicable, pursuant to the Pooling and Servicing Agreement.)

_____	2.	Mortgage Loan repurchased.
(The [Master] [Special] Servicer hereby certifies that the Purchase Price

C-1

has been credited to the Collection Account or the Distribution Account, as applicable, pursuant to the Pooling and Servicing Agreement.)

_____	3.	Mortgage Loan Defeased.

_____	4.	Mortgage Loan replaced.

(The [Master] [Special] Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Trust Mortgage File pursuant to the Pooling and Servicing Agreement.)

_____	5.	The Mortgage Loan is being foreclosed.

_____	6.	Other. (Describe) ___________________________________________________________________________________________

_________________________________________________________________________________________________________ .

The undersigned acknowledges that the above Trust Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you, except if the Mortgage Loan has been paid in full, repurchased or replaced by a Qualifying Substitute Mortgage Loan (in which case the Trust Mortgage File will be retained by us permanently), when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[Name of [Master] [Special] Servicer]

By:
Name:
Title:

C-2

EXHIBIT D-1

FORM OF TRANSFEROR CERTIFICATE FOR
TRANSFERS OF DEFINITIVE PRIVATELY OFFERED CERTIFICATES

[Date]

Wells Fargo Bank, National Association,
as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113

Attention:              Morgan Stanley Capital I Inc., Series 2012-C4

Re:	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”)

Dear Sirs:

This letter is delivered to you in connection with the transfer by _________________ (the “Transferor”) to _________________ (the “Transferee”) of a Class ___ Certificate having an initial Certificate Balance or Notional Amount as of ________ (the “Settlement Date”) of $__________ (the “Transferred Certificate”).  The Certificates were issued pursuant to the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of _________ and executed in connection with the above-referenced transaction.  All terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.  The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

1.            The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

2.            Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the “Securities Act”), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or

D-1-1

would require registration or qualification of any Certificate, or any offer or sale thereof, pursuant to the Securities Act or any state securities laws.

Very truly yours,

(Transferor)
By:
Name:
Title:

D-1-2

EXHIBIT D-2A

FORM I OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF DEFINITIVE PRIVATELY OFFERED CERTIFICATES

[Date]

Wells Fargo Bank, National Association,
as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113

Attention:              Morgan Stanley Capital I Inc., Series 2012-C4

Re:	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by _________________ (the “Transferor”) to _________________ (the “Transferee”) of Class ______ Certificates having an initial Certificate Balance or Notional Amount as of _________ (the “Settlement Date”) of $__________ (the “Transferred Certificates”).  The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of _________ (the “Pooling and Servicing Agreement”), and executed in connection with the above-referenced transaction.  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.  The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

1.             The Transferee is a “qualified institutional buyer” (a “Qualified Institutional Buyer”) as that term is defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2.  The Transferee is aware that the sale to it of the Transferred Certificates is being made in reliance on Rule 144A.  The Transferee is acquiring the Transferred Certificates for its own account or for the account of a Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

2.             The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans, (d) the Pooling and Servicing

D-2A-1

Agreement, (e) any credit enhancement mechanism associated with the Transferred Certificates and (f) all related matters that it has requested.

3.             Check one of the following:

___         The Transferee is a “U.S. Person” and has attached hereto an Internal Revenue Service (“IRS”) Form W-9 (or successor form).

___         The Transferee is not a “U.S. Person” and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Certificate Administrator (or its agent) with respect to distributions to be made on the Transferred Certificates.  The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the Transferee as the beneficial owner of the Transferred Certificates and states that the Transferee is not a U.S. Person, (ii) Form W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred Certificates and states that interest and original issue discount on the Transferred Certificates is, or is expected to be, effectively connected with a U.S. trade or business.  The Transferee agrees to provide to the Certificate Administrator (or its agent) updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Administrator (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Administrator (or its agent).

For this purpose, “U.S. Person” means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on October 20, 1996 which are eligible to elect to be treated as U.S. Persons).

The Depositor, the Trustee and the Certificate Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

4.             If the Transferred Certificates are Class R Certificates, then the Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which any such plan, account or arrangement is invested,

D-2A-2

including, without limitation, an insurance company general account, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable federal, state or local law (“Similar Laws”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”), and (B) is not directly or indirectly purchasing the Transferred Certificates or any interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan.

5.             If the Transferred Certificates are Non-Investment Grade Certificates (other than Class R Certificates), then check the following paragraph that is applicable:

___         The Transferee (A) is not a Plan (as defined in paragraph 4. above), and (B) is not directly or indirectly purchasing the Transferred Certificates or any interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan.

___         The Transferee has provided the Certificate Registrar with a certification of facts and an Opinion of Counsel (copies of which are attached hereto) to the effect that the transfer of the Transferred Certificates from the Transferor to the Transferee will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or subject the Depositor, the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

___         The purchase and holding of such Certificate or interest therein by such person qualifies for the exemptive relief available under Sections I and III of Prohibited Transaction Class Exemption 95-60 or another exemption from the “prohibited transactions” rules under ERISA issued by the U.S. Department of Labor or similar exemption under Similar Laws.

Very truly yours,

(Transferee)
By:
Name:
Title:

D-2A-3

ANNEX 1 TO EXHIBIT D-2A

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees other than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and [Wells Fargo Bank, National Association], as Certificate Registrar, with respect to the commercial mortgage pass-through certificate being transferred (the “Transferred Certificates”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.            As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the “Transferee”).

2.            The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___
Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___
Bank.  The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

___
Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal

     1  Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

D-2A-4

authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

___	Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

___
Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

___
State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

___	Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

___
Other.  (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a) (1) of Rule 144A pursuant to which it qualifies.  Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

3.             The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

D-2A-5

4.             For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.  Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.             The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

_____         _____                      Will the Transferee be purchasing the Transferred Certificate only for the Transferee’s own account
  Yes               No

6.             If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.             The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

8.             Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

Print Name of Transferee
By:
Name:
Title:
Date:

D-2A-6

ANNEX 2 TO EXHIBIT D-2A

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[for Transferees that are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and [Wells Fargo Bank, National Association], as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the “Transferred Certificates”) as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex:

1.             As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.             The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

____
The Transferee owned and/or invested on a discretionary basis $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____
The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.             The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

D-2A-7

4.             The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5.             The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

_____         _____                      Will the Transferee be purchasing the Transferred Certificates only for the Transferee’s own account
  Yes               No

6.             If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.             The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee’s purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

8.             Capitalized terms used but not defined herein have the respective meanings ascribed thereto in the Pooling and Servicing Agreement pursuant to which the Transferred Certificates were issued.

Print Name of Transferee or Adviser
By:
Name:
Title:

IF AN ADVISER:

Print Name of Transferee
Date:

D-2A-8

EXHIBIT D-2B

FORM II OF TRANSFEREE CERTIFICATE
FOR TRANSFERS OF DEFINITIVE PRIVATELY OFFERED CERTIFICATES

[Date]

Wells Fargo Bank, National Association,
as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113

Attention:              Morgan Stanley Capital I Inc., Series 2012-C4

Re:	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the transfer by _______________________ (the “Transferor”) to _______________________________ (the “Transferee”) of Class ___ Certificates having an initial Certificate Balance or Notional Amount as of ________ (the “Settlement Date”) of $__________ (the “Transferred Certificates”).  The Certificates, including the Transferred Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of ________ (the “Pooling and Servicing Agreement”), and executed in connection with the above-referenced transaction.  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.  The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

1.             The Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws.

2.             The Transferee understands that (a) the Class of Certificates to which the Transferred Certificates belong has not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) none of the Depositor, the Trustee or the Certificate Registrar is obligated so to register or qualify the Class of Certificates to which the Transferred Certificates belong, and (c) no Transferred Certificate may be resold or transferred unless it is (i) registered pursuant to the Securities Act and registered or qualified pursuant any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either:  (A) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit D-1 to the Pooling and Servicing Agreement and a certificate from such Certificateholder’s prospective transferee substantially in the form attached either as Exhibit D-2A or, except in the case of Class R Certificates, as Exhibit D-2B to the

D-2B-1

Pooling and Servicing Agreement; or (C) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption from registration under the Securities Act, together with copies of the written certification(s) from the transferor and/or transferee setting forth the facts surrounding the transfer upon which such opinion is based.

3.             The Transferee understands that it may not sell or otherwise transfer any Transferred Certificate except in compliance with the provisions of Section 3.3 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed.

4.             Transferee understands that each Transferred Certificate will bear the following legend:

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR FOREIGN SECURITIES LAW.  THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A)(1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QIB”), OR IS PURCHASING FOR THE ACCOUNT OF A QIB, AND WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE, OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (3) (EXCEPT WITH RESPECT TO THE CLASS R CERTIFICATES) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (4) (EXCEPT WITH RESPECT TO THE CLASS R CERTIFICATES) TO AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS NOT A QIB, AND (B) IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

5.             The Transferee understands that each Transferred Certificate (if it is a Non-Investment Grade Certificate) will bear the following legend:

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO

D-2B-2

ACQUIRE THIS CERTIFICATE, UNLESS (A)(I) SUCH PERSON IS AN “INSURANCE COMPANY GENERAL ACCOUNT” WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, AND (II) ALL CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL BE MET WITH RESPECT TO SUCH INSURANCE COMPANY GENERAL ACCOUNT’S ACQUISITION, HOLDING AND DISPOSITION OF THIS CERTIFICATE, OR (B) WITH RESPECT TO THE ACQUISITION, HOLDING OR DISPOSITION OF THIS CERTIFICATE BY ANY GOVERNMENTAL PLAN SUBJECT TO SIMILAR LAW, SUCH ACQUISITION, HOLDING AND DISPOSITION BY SUCH GOVERNMENTAL PLAN WILL NOT CONSTITUTE OR OTHERWISE RESULT IN A NON-EXEMPT VIOLATION OF SIMILAR LAW.

6.             The Transferee understands that each Transferred Certificate (if it is a Class R Certificate) will bear the following legends:

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS OR BECOMES AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN THAT IS SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR TO THE PROHIBITED TRANSACTION PROVISIONS OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA) THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE.

THIS CERTIFICATE REPRESENTS THE “RESIDUAL INTEREST” IN THREE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.  EACH TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY TO DISQUALIFIED ORGANIZATIONS, NON-U.S. PERSONS OR AGENTS OF EITHER, AS SET FORTH IN SECTION 3.3 OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE CERTIFICATE ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED TRANSFEREE, (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, (C) IT UNDERSTANDS THAT IT MAY INCUR TAX LIABILITIES WITH RESPECT TO THIS CERTIFICATE IN EXCESS OF CASH FLOWS GENERATED HEREBY, (D) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE, (E) IT WILL NOT CAUSE

D-2B-3

INCOME WITH RESPECT TO THIS CERTIFICATE TO BE ATTRIBUTABLE TO A FOREIGN PERMANENT ESTABLISHMENT OR FIXED BASE, WITHIN THE MEANING OF AN APPLICABLE INCOME TAX TREATY, OF SUCH PERSON OR ANY OTHER U.S. PERSON AND (F) IT WILL NOT TRANSFER THIS CERTIFICATE TO ANY PERSON OR ENTITY THAT DOES NOT PROVIDE A SIMILAR AFFIDAVIT.  ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.  THIS CERTIFICATE REPRESENTS A “NON-ECONOMIC RESIDUAL INTEREST,” AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-1(c), AND THEREFORE, TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES.  IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND EITHER TO TRANSFER AT A MINIMUM PRICE OR TO AN ELIGIBLE TRANSFEREE AS SPECIFIED IN TREASURY REGULATIONS.

7.             Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action with respect to any Certificate, any interest in any Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the Securities Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto.  The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate, any interest in any Certificate or any other similar security.

8.             The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (d) the nature, performance and servicing of the Mortgage Loans, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

9.             The Transferee is an “accredited investor” as defined in any of paragraphs (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all of the equity owners come within such paragraphs.  The Transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificate; the Transferee has sought such accounting, legal and

D-2B-4

tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such investment and can afford a complete loss of such investment.

10.           Check one of the following:

___         The Transferee is a “U.S. Person” and has attached hereto an Internal Revenue Service (“IRS”) Form W-9 (or successor form).

___         The Transferee is not a “U.S. Person” and under applicable law in effect on the date hereof, no taxes will be required to be withheld by the Certificate Administrator (or its agent) with respect to distributions to be made on the Transferred Certificates.  The Transferee has attached hereto either (i) a duly executed IRS Form W-8BEN (or successor form), which identifies the Transferee as the beneficial owner of the Transferred Certificates and states that the Transferee is not a U.S. Person, (ii) Form W-8IMY (with appropriate attachments) or (iii) two duly executed copies of IRS Form W-8ECI (or successor form), which identify the Transferee as the beneficial owner of the Transferred Certificates and states that interest and original issue discount on the Transferred Certificates is, or is expected to be, effectively connected with a U.S. trade or business.  The Transferee agrees to provide to the Certificate Administrator (or its agent) updated IRS Form W-8BEN, IRS Form W-8IMY or IRS Form W-8ECI, as the case may be, any applicable successor IRS forms, or such other certifications as the Certificate Administrator (or its agent) may reasonably request, on or before the date that any such IRS form or certification expires or becomes obsolete, or promptly after the occurrence of any event requiring a change in the most recent IRS form of certification furnished by it to the Certificate Administrator (or its agent).

For this purpose, “U.S. Person” means a citizen or resident of the United States for U.S. federal income tax purposes, a corporation or partnership (except to the extent provided in applicable Treasury Regulations) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including any entity treated as a corporation or partnership for federal income tax purposes, an estate the income of which is subject to U.S. federal income taxation regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more United States fiduciaries have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on October 20, 1996 which are eligible to elect to be treated as U.S. Persons).

11.           If the Transferred Certificates are Class R Certificates, then the Transferee (A) is not an employee benefit plan or other retirement arrangement, including an individual retirement account or annuity, a Keogh plan or a collective investment fund or separate account in which any such plan, account or arrangement is invested, including, without limitation, an insurance company general account, that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable federal, state or local law (“Similar Laws”) materially similar to the foregoing provisions of ERISA or the Code (each, a “Plan”), and (B) is not directly or indirectly purchasing the Transferred Certificates or any interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan.

D-2B-5

12.           If the Transferred Certificates are Non-Investment Grade Certificates (other than Class R Certificates), then check the following paragraph that is applicable:

___         The Transferee (A) is not a Plan (as defined in paragraph 11. above), and (B) is not directly or indirectly purchasing the Transferred Certificates or any interest therein on behalf of, as named fiduciary of, as trustee of, or with “plan assets” of a Plan.

___         The Transferee has provided the Certificate Registrar with a certification of facts and an Opinion of Counsel (copies of which are attached hereto) to the effect that the transfer of the Transferred Certificates from the Transferor to the Transferee will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or subject the Depositor, the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Trust Advisor or the Certificate Registrar to any obligation in addition to those undertaken in the Pooling and Servicing Agreement.

___         The purchase and holding of such Certificate or interest therein by such person qualifies for the exemptive relief available under Sections I and III of Prohibited Transaction Class Exemption 95-60 or another exemption from the “prohibited transactions” rules under ERISA issued by the U.S. Department of Labor or similar exemption under Similar Laws.

The Depositor, the Trustee and the Certificate Administrator are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

Very truly yours,

(Transferee)
By:
Name:
Title:

D-2B-6

EXHIBIT D-3

FORM OF TRANSFER CERTIFICATE
TO AN INTEREST IN A RULE 144A GLOBAL CERTIFICATE

(Exchange or transfers pursuant to
Section 3.7(g) of the Pooling and Servicing Agreement)

Wells Fargo Bank, National Association,
as Certificate Registrar
Marquette Avenue and Sixth Street
Minneapolis, Minnesota 55479-0113

Attention:  Morgan Stanley Capital I Inc., Series 2012-C4

Re:	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4, Class [___]

Reference is hereby made to the Pooling and Servicing Agreement dated as of ______ (the “Pooling and Servicing Agreement”), and executed in connection with the above-referenced transaction.  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

This letter relates to US $[______] aggregate initial [Certificate Balance] [Notional Amount] of the Class [__] Certificates (the “Certificates”) which are held in the form of Definitive Certificates of such Class (CUSIP No. [______]) in the name of [insert name of transferor] (the “Current Holder”).  The Current Holder has requested an exchange or transfer of such Definitive Certificates for a beneficial interest in the Rule 144A Global Certificate of such Class (CUSIP No. [______]) (the “Rule 144A Beneficial Interest”).

In connection with such request, and in respect of such Certificates, the Current Holder does hereby certify that [it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and intends to hold the Rule 144A Beneficial Interest for its own account] [such Certificates are being transferred in accordance with Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “Securities Act”), to a transferee that the Current Holder reasonably believes is purchasing the Certificates for its own account, or for one or more accounts with respect to which the transferee exercises sole investment discretion, and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or other applicable jurisdiction].

D-3-1

We understand that this certificate is required in connection with certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding.  This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Trust Advisor and the Initial Purchasers.

[Insert Name of Current Holder]
By:
Name:
Title:

Dated:  _______

D-3-2

EXHIBIT E-1

FORM OF TRANSFEREE AFFIDAVIT AND AGREEMENT (CLASS R)

STATE OF	)
) ss:
COUNTY OF	)

____________________, being first duly sworn, deposes and says that:

1.             He/She is the ____________________ of ____________________ (the prospective transferee (the “Transferee”) of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4, Class R, evidencing a ____% Percentage Interest in such Class (the “Residual Certificates”)), a ________________ duly organized and validly existing under the laws of ____________________, on behalf of which he/she makes this affidavit. All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the pooling and servicing agreement pursuant to which the Residual Certificates were issued (the “Pooling and Servicing Agreement”).

2.             The Transferee (i) is, and as of the date of transfer will be, a “Permitted Transferee” and will endeavor to remain a “Permitted Transferee” for so long as it holds the Residual Certificates, and (ii) is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A “Permitted Transferee” is any Person other than a “disqualified organization” or a possession of the United States. (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality, all of the activities of which are subject to tax and a majority of whose board of directors is not selected by any such governmental unit) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income.

3.             The Transferee (i) is, and as of the date of transfer will be, a “Qualified Institutional Buyer” and will endeavor to remain a “Qualified Institutional Buyer” for so long as it holds the Residual Certificates, and (ii) is acquiring the Residual Certificates for its own account or for the account of another prospective transferee from which it has received an affidavit in substantially the same form as this affidavit. A “Qualified Institutional Buyer” is a qualified institutional buyer qualifying pursuant to Rule 144A under the Securities Act of 1933, as amended.

4.             The Transferee is aware (i) of the tax that would be imposed on transfers of the Residual Certificates to “disqualified organizations” under the Code that applies to all transfers of the Residual Certificates; (ii) that such tax would be on the transferor or, if such transfer is through an agent (which Person includes a broker, nominee or middleman) for a non-

E-1-1

Permitted Transferee, on the agent; (iii) that the Person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such Person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false; and (iv) that the Residual Certificates may be a “noneconomic residual interest” within the meaning of Treasury regulation Section 1.860E-1(c) and that the transferor of a “noneconomic residual interest” will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

5.             The Transferee is aware of the tax imposed on a “pass-through entity” holding the Residual Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity. (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

6.             The Transferee is aware that the Certificate Registrar will not register any transfer of the Residual Certificates by the Transferee unless the Transferee’s transferee, or such transferee’s agent, delivers to the Certificate Registrar, among other things, an affidavit and agreement in substantially the same form as this affidavit and agreement. The Transferee expressly agrees that it will not consummate any such transfer if it knows or believes that any representation contained in such affidavit and agreement is false.

7.             The Transferee consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Residual Certificate will only be owned, directly or indirectly, by a Permitted Transferee.

8.             The Transferee’s taxpayer identification number is _________________.

9.             The Transferee has reviewed the provisions of Section 3.3(e) of the Pooling and Servicing Agreement, a description of which provisions is set forth in the Residual Certificates (in particular, clause (F) of the first paragraph of Section 3.3(e) which authorizes the Certificate Administrator or the Trustee to deliver payments on the Residual Certificate to a Person other than the Transferee and clause (G) of the first paragraph of Section 3.3(e) which authorizes the Certificate Registrar to negotiate a mandatory sale of the Residual Certificates, in either case, in the event that the Transferee holds such Residual Certificates in violation of Section 3.3(e)); and the Transferee expressly agrees to be bound by and to comply with such provisions.

10.           No purpose of the Transferee relating to its purchase or any sale of the Residual Certificates is or will be to impede the assessment or collection of any tax.

11.           The Transferee hereby represents to and for the benefit of the transferor that the Transferee intends to pay any taxes associated with holding the Residual Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificates.

E-1-2

12.           The Transferee will not cause income with respect to the Residual Certificates to be attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of such proposed Transferee or any other United States Tax Person.

13.           The Transferee will, in connection with any transfer that it makes of the Residual Certificates, deliver to the Certificate Registrar a representation letter substantially in the form of Exhibit E-2 to the Pooling and Servicing Agreement in which it will represent and warrant, among other things, that it is not transferring the Residual Certificates to impede the assessment or collection of any tax and that it has at the time of such transfer conducted a reasonable investigation of the financial condition of the proposed transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and has satisfied the requirements of such provision.

14.           The Transferee is a citizen or resident of the United States, a corporation, a partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

15.           [Select a or b, as applicable] [a]  The Transferee has computed any consideration paid to it to acquire the Class R Certificate in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and 1.860E-1(c)(8) by computing present values using a discount rate equal to the Federal short-term rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

[b]  The transfer of the Class R Certificate complies with Treasury Regulation Sections 1.860E-1(c)(5) and 1.860E-1(c)(6) and, accordingly,

(i)           the Transferee is an “eligible corporation,” as defined in Treasury Regulation Section 1.860E-1(c)(6), as to which income from the Class R Certificate will only be taxed in the United States;

(ii)           at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the Transferee’s fiscal year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of Treasury Regulation Section 1.860E-1(c)(6)(ii) and excluding any other asset if a principal purpose for holding or acquiring that asset is to permit the Transferee to satisfy this Section 15(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)          the Transferee will transfer the Class R Certificate only to another “eligible corporation,” as defined in Treasury Regulation Section 1.860E-1(c)(6), in a transaction that satisfies the requirements of Treasury Regulation Section 1.860E-1(c)(i), (ii) , and (iii) and this Section 15 and the transfer is not to a foreign permanent establishment (within the meaning of an applicable income tax treaty) of such eligible corporation or any other arrangement by which the Class R Certificate will be at any time subject to net tax by a foreign country or possession of the United States; and

E-1-3

(iv)          the Transferee determined the consideration paid to it to acquire the Class R Certificate, based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith, is a reasonable amount.

16.           The Transferee (i) is, and at the time of transfer will be, a United States Tax Person other than a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) any interest in which is owned (or, may be owned pursuant to the applicable partnership agreement) directly or indirectly (other than through a U.S. corporation) by any person that is not a United States Tax Person, and (ii) is not, and at the time of the transfer will not be, a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person.  If the Transferee is a partnership, trust or disregarded entity for U.S. federal income tax purposes, then each person that may be allocated income from the Class R Certificate is, and at the time of transfer will be, a United States Tax Person.

17.           The Transferee has historically paid its debts as they have come due and will continue to do so in the future.

E-1-4

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its ____________________ and its corporate seal to be hereunto attached this ___ day of ___________, ____.

[NAME OF TRANSFEREE]

By:
[Name of Officer]
[Title of Officer]

E-1-5

EXHIBIT E-2

FORM OF TRANSFEROR AFFIDAVIT AND AGREEMENT (CLASS R)

_______________, 20__

Wells Fargo Bank, National Association,
as Certificate Registrar
Wells Fargo Center
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479-0113

Attention:              Morgan Stanley Capital I Inc., Series 2012-C4

Re:	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”)

Dear Sirs:

This letter is delivered to you in connection with the transfer by _________________ (the “Transferor”) to _________________ (the “Transferee”) of Class R Certificates evidencing a ____% Percentage Interest in such Class (the “Residual Certificates”).  The Certificates, including the Residual Certificates, were issued pursuant to the Pooling and Servicing Agreement, dated as of _________ (the “Pooling and Servicing Agreement”), and executed in connection with the above-referenced transaction.  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

1.             No purpose of the Transferor relating to the transfer of the Residual Certificates by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

2.             The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement. The Transferor has no knowledge or reason to know that any representation contained therein is false.

3.             The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Residual Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

E-2-1

4.             The Transferor does not know and has no reason to know that the Transferee is not a Permitted Transferee, is not a United States Tax Person or a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) any interest in which is owned (or, may be owned pursuant to the applicable partnership agreement) directly or indirectly (other than through a U.S. corporation) by any person that is not a United States Tax Person, is a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty, of any United States Tax Person, or is a Person with respect to which income on the Residual Certificate is attributable to a foreign permanent establishment or fixed base, within the meaning of any applicable income tax treaty.

5.             The Transferor does not know and has no reason to know that the Transferee will not honor the restrictions on subsequent transfers by the Transferee under the Transfer Affidavit and Agreement, delivered in connection with this transfer.

Very truly yours,

(Transferor)
By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF REGULATIONS CERTIFICATE

Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates,
Series 2012-C4, Class ___ (the “Certificates”)

TO:                         Euroclear System
or
CLEARSTREAM

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Certificates held by you or on your behalf for our account are beneficially owned by non-U.S. person(s).  As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”).  To the extent that we hold an interest in any of the Certificates on behalf of person(s) other than ourselves, we have received certifications from such person(s) substantially identical to the certifications set forth herein.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you or on your behalf for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to $__________ of such beneficial interest in the above Certificates in respect of which we are not able to certify and as to which we understand the exercise of any rights to payments thereon and the exchange for definitive Certificates or for an interest in definitive Certificates in global form cannot be made until we do so certify.

We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  __________, 2012

By:
As, or as agent for, the beneficial owner(s) of the Certificates to which this certificate relates.

F-1

EXHIBIT G

FORM OF EXCHANGE CERTIFICATION

(“Exchange Certificate”)

__________ __, 201_

TO:         The Depository Trust Company

CLEARSTREAM or
Euroclear Bank, SA/NV

Wells Fargo Bank, National Association,
as Trustee, Certificate Administrator
and Certificate Registrar

This is to notify you as to the transfer of the beneficial interest in $_______________ of Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2012-C4, Class __(the “Certificates”).

The undersigned is the owner of a beneficial interest in the Class __ [Rule 144A Global Certificate] [Regulation S Global Certificate] and requests that on [INSERT DATE], (i) [Euroclear] [CLEARSTREAM] [DTC] debit account #__________, with respect to $__________ principal denomination of the Class __ [Rule 144A Global Certificate] [Regulation S Global Certificate] and (ii) [DTC] [Euroclear] [CLEARSTREAM] credit the beneficial interest of the below-named purchaser, account #__________, in the Class __ [Rule 144A Global Certificate] [Regulation S Global Certificate] in the same principal denomination as follows:

Name:
Address:
Taxpayer I.D. No.:

The undersigned hereby represents that this transfer is being made in accordance with an exemption from the provisions of Section 5 of the United States Securities Act of 1933, as amended (the “Securities Act”), which representation is based upon the reasonable belief that the purchaser is [not a U.S. Person as defined in Regulation S under the Securities Act] [a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act, and that such purchaser has acquired the Certificates in a transaction effected in accordance with the exemption from the registration requirements of the Securities Act provided by Rule 144A and, if the purchaser has purchased the Certificates for one or more accounts for which it is acting as fiduciary or agent, each such account is a qualified institutional buyer] and that the purchaser is

G-1

acquiring beneficial interests in the applicable Certificate1 for its own account or for one or more institutional accounts for which it is acting as fiduciary or agent in a minimum amount equivalent to not less than U.S.$[FOR PRINCIPAL BALANCE CERTIFICATES:  100,000] [FOR CLASS X CERTIFICATES:  $1,000,000] and integral multiples of U.S. $1 in excess thereof for each such account.

Very truly yours, [NAME OF HOLDER OF CERTIFICATE]

By:
[Name], [Chief Financial
or other Executive Officer]

1
[NOTE:  INFORMATION PROVIDED ABOVE WITH RESPECT TO PURCHASER AND THE FOREGOING REPRESENTATION MUST BE PROVIDED TO THE CERTIFICATE REGISTRAR UPON ANY TRANSFER OF CERTIFICATES IF THE CERTIFICATES ARE NO LONGER HELD IN GLOBAL FORM.]

G-2

EXHIBIT H

FORM OF EUROCLEAR BANK OR CLEARSTREAM BANK CERTIFICATE

Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates,
Series 2012-C4, Class ___ (the “Certificates”)

TO:	Wells Fargo Bank, National Association, as Trustee, Certificate Registrar, Certificate Administrator and Custodian
Attn: Morgan Stanley Capital I Inc., Series 2012-C4
Morgan Stanley Capital I Inc.
Commercial Mortgage Pass-Through Certificates,
Series 2012-C4]

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Certificates set forth below (our “Member Organizations”) substantially to the effect set forth in the Pooling and Servicing Agreement dated as of _________ (the “Pooling and Servicing Agreement”), and executed in connection with the above-referenced transaction, U.S. $__________ principal amount of the above-captioned Certificates held by us or on our behalf are beneficially owned by non-U.S. person(s).  As used in this paragraph, the term “U.S. person” has the meaning given to it by Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”).

We further certify that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any interest in the Certificates identified above are no longer true and cannot be relied upon as of the date hereof.

[On Release Date:  We hereby acknowledge that no portion of the Class __ Regulation S Temporary Global Certificate shall be exchanged for an interest in the Class __ Regulation S Permanent Global Certificate (as each such term is defined in the Pooling and Servicing Agreement) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]

[Upon any payments under the Regulation S Temporary Global Certificate:  We hereby agree to hold (and return to the Trustee upon request) any payments received by us on the Class __ Regulation S Temporary Global Certificate (as defined in the Pooling and Servicing Agreement) with respect to the portion thereof for which we have not received the applicable certifications from our Member Organizations.]

H-1

We understand that this certification is required in connection with certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:

[EUROCLEAR BANK, SA/NV, as operator of the Euroclear System]
or

[CLEARSTREAM]

By:

H-2

EXHIBIT I

FORM OF INVESTOR CERTIFICATION

(“Investor Certification”)

[Date]

Wells Fargo Bank, National Association,
as Certificate Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention:  Morgan Stanley Capital I Inc., Series 2012-C4

Bank of America, National Association
NC1-026-06-01
Real Estate Structured Financing Servicing
900 West Trade Street, Suite 650
Charlotte, North Carolina 28255
Attention:  Servicing Manager

Midland Loan Services,
a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention:  President

Attention:	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4

In accordance with the requirements for obtaining certain information under the Pooling and Servicing Agreement, dated as of ________ (the “Pooling and Servicing Agreement”), executed in connection with the above-referenced transaction, the undersigned hereby certifies and agrees as follows:

1.             The undersigned is a [Certificateholder][beneficial owner][prospective purchaser] of the Class ___ Certificates.

2.             In the case of a Registered Certificate, the undersigned has received a copy of the Prospectus.

3.             The undersigned is not a Mortgagor, a Manager, an Affiliate of a Mortgagor or Manager or an agent of any of the foregoing.

4.            The undersigned is requesting access pursuant to the Pooling and Servicing Agreement to certain information (the “Information”) on the Certificate Administrator’s Website and/or is requesting the information identified on the schedule attached hereto (also, the “Information”) pursuant to the provisions of the Pooling and Servicing Agreement.

In consideration of the disclosure to the undersigned of the Information, or the access thereto, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making an evaluation in connection with purchasing the related Certificates and from its accountants and attorneys (such persons, in each case, to be subject to the same requirement of confidentiality) and otherwise from such governmental or banking authorities or agencies to which the undersigned is subject), and such Information will not, without the prior written consent of the Depositor, be otherwise disclosed by the undersigned or by its officers, directors, partners, employees, agents or representatives (collectively, the “Representatives”) in any manner whatsoever, in whole or in part.

The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate not previously registered pursuant to Section 5 of the Securities Act.

5.             The undersigned shall be fully liable for any breach of the covenants or representations made by it or by any of its Representatives in this certification and shall indemnify the Depositor, the Certificate Administrator, the Trustee, the Master Servicer, the Special Servicer, the Trust Advisor, the Trust Fund, the Underwriter and the Initial Purchaser for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

6.            The undersigned agrees that each time it accesses the Certificate Administrator’s Website, the undersigned is deemed to have recertified that the representations and covenants contained herein remain true and correct.

7.             Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

[Certificateholder][beneficial owner][prospective purchaser]

By:
Title:
Company:
Phone:

I-2

EXHIBIT J

FORM OF NRSRO CERTIFICATION (“NRSRO Certification”)

Wells Fargo Bank, National Association,
as Certificate Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045

Attention:              Morgan Stanley Capital I Inc., Series 2012-C4

Attention:	Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”)

In accordance with the requirements for obtaining certain information under the Pooling and Servicing Agreement, dated as of _________ (the “Pooling and Servicing Agreement”), executed in connection with the above-referenced transaction with respect to Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Certificates”), the undersigned hereby certifies and agrees as follows:

1.  The undersigned, a nationally recognized statistical rating organization, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e);

2.  The undersigned has access to the Depositor’s 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor’s 17g-5 website shall also be applicable to information obtained from the 17g-5 Information Provider’s Website; and

3.  The undersigned shall be deemed to have recertified to the provisions herein each time it accesses the 17g-5 Information Provider’s Website.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

J-1

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and has caused, or shall be deemed to have caused, its name to be signed hereto by its duly authorized signatory, as of the date certified.

[NRSRO]
By:
Name:
Title:
Company:

J-2

EXHIBIT K

FORM OF DISTRIBUTION DATE STATEMENT

[See attached]

K-1

EXHIBIT L

FORM OF TRUST ADVISOR ANNUAL REPORT

Report Date:  Report will be delivered annually no later than [INSERT DATE].
Transaction:  Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4
Trust Advisor:  Pacific Life Insurance Company
Special Servicer:  [                    ]
Controlling Class Representative:  [                    ]

I. Executive Summary

Based on the requirements and qualifications set forth in the Pooling and Servicing Agreement dated as of _________ (the “Pooling and Servicing Agreement”), executed in connection with the above-referenced transaction, as well as the items listed below, the Trust Advisor has undertaken a limited review of the Special Servicer’s operational practices in light of the Servicing Standard and the requirements of the Pooling and Servicing Agreement and has discussed with the Special Servicer its stated policies and procedures, operational controls and protocols, risk management systems, intellectual resources, the Special Servicer’s reasoning for believing it is in compliance with the Pooling and Servicing Agreement and other pertinent information the Trust Advisor considers relevant, in each case, insofar as such information relates to the resolution or liquidation of the Specially Serviced Mortgage Loans and REO Properties and provides this Trust Advisor Annual Report.

No information or any other content included in this Trust Advisor Annual Report contravenes any provision of the Pooling and Servicing Agreement. This Trust Advisor Annual Report sets forth the Trust Advisor’s assessment of the Special Servicer’s performance of its duties under the Pooling and Servicing Agreement during the prior calendar year on a platform-level basis with respect to the resolution or liquidation of Specially Serviced Mortgage Loans and REO Properties during the prior calendar year.

Subject to the restrictions in the Pooling and Servicing Agreement, this Trust Advisor Annual Report (A) identifies any material deviations, if any (i) from the Servicing Standard and (ii) from the Special Servicer’s obligations under the Pooling and Servicing Agreement with respect to the resolution or liquidation of Specially Serviced Mortgage Loans and REO Properties and (B) complies with all of the confidentiality requirements described in the Pooling and Servicing Agreement.

In connection with the assessment set forth in this report, the Trust Advisor:

1.	Reviewed any annual compliance statement delivered to the Trust Advisor pursuant to Section 13.9 the Pooling and Servicing Agreement and the following issues were noted therein: [ ]

Trust Advisor Actions:

L-1

2.
Reviewed any annual independent public accountants’ servicing report delivered to the Trust Advisor pursuant to Section 13.11 of the Pooling and Servicing Agreement and the following issues were noted therein: [ ]

Trust Advisor Actions:

3.	Reviewed any [Final] Asset Status Report and other information or communications delivered to the Trust Advisor and the following issues were noted therein: [ ]

Trust Advisor Actions:

Based on such review and/or consultation with, or other information provided by the Special Servicer, and on the Trust Advisor’s performance of its obligations under the Pooling and Servicing Agreement, the Trust Advisor [does] [does not] believe there are material violations of the Special Servicer’s compliance with its obligations under the Pooling and Servicing Agreement.

Terms used but not defined herein have the meaning set forth in the Pooling and Servicing Agreement as described herein.

PACIFIC LIFE INSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:

L-2

EXHIBIT M

FORM OF FINANCIAL MARKET PUBLISHER CERTIFICATION (SECTION 5.4(h))

This Certification has been prepared for provision of information to the market data providers listed in Paragraph 1 below pursuant to the direction of the Depositor.  If you represent a Financial Market Publisher not listed herein and would like access to the information, please contact CTSLink at 866-846-4526, or at ctslink.customerservice@wellsfargo.com.

In connection with the Morgan Stanley Capital I Trust 2012-C4, Commercial Mortgage Pass-Through Certificates Series 2012-C4 (the “Certificates”), the undersigned hereby certifies and agrees as follows:

The undersigned is an employee or agent of BlackRock Financial Management, Inc., Trepp, LLC, Bloomberg L.P., CMBS.com, Inc., Intex Solutions, Inc. and Markit, a market data provider that has been given access to the Distribution Date Statements, CREFC reports and supplemental notices on www.ctslink.com (“CTSLink”) by request of the Depositor.

The undersigned agrees that each time it accesses CTSLink, the undersigned is deemed to have recertified that the representation above remains true and correct.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the agreement pursuant to which the Certificates were issued.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and has caused, or shall be deemed to have caused, its name to be signed hereto by its duly authorized signatory, as of the date certified.

[______________________]

By:
Name:
Title:
Phone:
E-mail:
Dated:

M-1

EXHIBIT N-1

[Reserved]

N-1-1

EXHIBIT N-2

[Reserved]

N-2-1

EXHIBIT O-1

FORM OF POWER OF ATTORNEY TO MASTER SERVICER

Document drafted by and
RECORDING REQUESTED BY:
Wells Fargo Bank, National Association

AND WHEN RECORDED MAIL TO:

Bank of America, National Association
NC1-026-06-01
Real Estate Structured Financing Servicing
900 West Trade Street, Suite 650
Charlotte, North Carolina 28255
Attention:  Servicing Manager

SPACE ABOVE THIS LINE FOR RECORDER’S USE

I.	LIMITED POWER OF ATTORNEY

Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States and having an office at 9062 Old Annapolis Road, Columbia, Maryland 21045, not in its individual capacity but solely as Trustee (“Trustee”), hereby constitutes and appoints (insert servicer name), (“Servicer”), and in its name, aforesaid Attorney-In-Fact, by and through any officer appointed by the Board of Directors of Servicer, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in the items (1) through (5) below; provided however, that the documents described below may only be executed and delivered by such Attorneys-In-Fact if such documents are required or permitted under the terms of the related servicing agreements and no power is granted hereunder to take any action that would be adverse to the interests of Wells Fargo Bank, National Association.  This Limited Power of Attorney is being issued in connection with Servicer’s responsibilities to service certain mortgage loans (the “Loans”) held by Wells Fargo Bank, National Association, as Trustee.  These Loans are secured by collateral comprised of Mortgages, Deeds of Trust, Deeds to Secure Debt and other forms of Security instruments (collectively the “Security Instruments”) encumbering any and all real and personal property delineated therein (the “Property”) and the Notes secured thereby.

1.
Demand, sue for, recover, collect and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by Wells Fargo Bank, National Association, as Trustee, and to use or take any lawful means for recovery by legal process or otherwise, including but not limited to the substitution of trustee serving under a Deed of Trust, the preparation and issuance of statements of breach, notices of default, and/or notices of sale, taking deeds in lieu of

O-1-1

foreclosure, evicting (to the extent allowed by federal, state or local laws) and foreclosing on the properties under the Security Instruments.

2.
Execute and/or file such documents and take such other action as is proper and necessary to defend Wells Fargo Bank, National Association, as Trustee in litigation and to resolve any litigation where the Servicer has an obligation to defend Wells Fargo Bank, National Association, as Trustee.

3.
Transact business of any kind regarding the Loans, as Wells Fargo Bank, National Association, as Trustee’s act and deed, to contract for, purchase, receive and take possession and evidence of title in and to the Property and/or to secure payment of a promissory note or performance of any obligation or agreement relating thereto.

4.
Execute bonds, notes, mortgages, deeds of trust and other contracts, agreements and instruments regarding the Borrowers and/or the Property, including but not limited to the execution of releases, satisfactions, assignments, loan modification agreements, loan assumption agreements, subordination agreements, property adjustment agreements, and other instruments pertaining to mortgages or deeds of trust, bills of sale and execution of deeds and associated instruments, if any, conveying or encumbering the Property, in the interest of Wells Fargo Bank, National Association, as Trustee.

5.	Endorse on behalf of the undersigned all checks, drafts and/or other negotiable instruments made payable to the undersigned and draw upon letters of credit as Property securing the Loans.

Servicer hereby agrees to indemnify and hold Wells Fargo Bank, National Association, as Trustee, and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by reason or result of or in connection with the exercise by the Servicer of the powers granted to it hereunder.  The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the related servicing agreements or the earlier resignation or removal of Wells Fargo Bank, National Association, as Trustee under the related servicing agreements listed on Schedule A, attached.

Witness my hand and seal this       day of     , 2012.

NO CORPORATE SEAL	Wells Fargo Bank, National Association, as Trustee,

By:
Witness:	, Vice President

O-1-2

By:
Witness:		, Vice President

Attest: , Trust Officer

CORPORATE ACKNOWLEDGMENT

State of Maryland

County of [_____]

On this       day of     , 2012, before me, the undersigned, a Notary Public in and for said County and State, personally appeared     ,       and    , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as Vice President and Trust Officer, respectively of Wells Fargo Bank, National Association, a national banking association, and acknowledged to me that such national banking association executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

WITNESS my hand and official seal.

Signature: __________________________

My commission expires:

O-1-3

EXHIBIT O-2

FORM OF POWER OF ATTORNEY TO SPECIAL SERVICER

Document drafted by and
RECORDING REQUESTED BY:
Wells Fargo Bank, National Association

AND WHEN RECORDED MAIL TO:

Midland Loan Services,
a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention:  President

SPACE ABOVE THIS LINE FOR RECORDER’S USE

II.	LIMITED POWER OF ATTORNEY

Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States and having an office at [9062 Old Annapolis Road, Columbia, Maryland 21045], not in its individual capacity but solely as Trustee (“Trustee”), hereby constitutes and appoints (insert servicer name), (“Servicer”), and in its name, aforesaid Attorney-In-Fact, by and through any officer appointed by the Board of Directors of Servicer, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in the items (1) through (5) below; provided however, that the documents described below may only be executed and delivered by such Attorneys-In-Fact if such documents are required or permitted under the terms of the related servicing agreements and no power is granted hereunder to take any action that would be adverse to the interests of Wells Fargo Bank, National Association.  This Limited Power of Attorney is being issued in connection with Servicer’s responsibilities to service certain mortgage loans (the “Loans”) held by Wells Fargo Bank, National Association, as Trustee.  These Loans are secured by collateral comprised of Mortgages, Deeds of Trust, Deeds to Secure Debt and other forms of Security instruments (collectively the “Security Instruments”) encumbering any and all real and personal property delineated therein (the “Property”) and the Notes secured thereby.

6.
Demand, sue for, recover, collect and receive each and every sum of money, debt, account and interest (which now is, or hereafter shall become due and payable) belonging to or claimed by Wells Fargo Bank, National Association, as Trustee, and to use or take any lawful means for recovery by legal process or otherwise, including but not limited to the substitution of trustee serving under a Deed of Trust, the preparation and issuance of statements of breach, notices of default, and/or notices of sale, taking deeds in lieu of foreclosure, evicting (to the extent allowed by federal, state or local laws) and foreclosing on the properties under the Security Instruments.

O-2-1

7.
Execute and/or file such documents and take such other action as is proper and necessary to defend Wells Fargo Bank, National Association, as Trustee in litigation and to resolve any litigation where the Servicer has an obligation to defend Wells Fargo Bank, National Association, as Trustee.

8.
Transact business of any kind regarding the Loans, as Wells Fargo Bank, National Association, as Trustee’s act and deed, to contract for, purchase, receive and take possession and evidence of title in and to the Property and/or to secure payment of a promissory note or performance of any obligation or agreement relating thereto.

9.
Execute bonds, notes, mortgages, deeds of trust and other contracts, agreements and instruments regarding the Borrowers and/or the Property, including but not limited to the execution of releases, satisfactions, assignments, loan modification agreements, loan assumption agreements, subordination agreements, property adjustment agreements, and other instruments pertaining to mortgages or deeds of trust, bills of sale and execution of deeds and associated instruments, if any, conveying or encumbering the Property, in the interest of Wells Fargo Bank, National Association, as Trustee.

10.	Endorse on behalf of the undersigned all checks, drafts and/or other negotiable instruments made payable to the undersigned and draw upon letters of credit as Property securing the Loans.

Servicer hereby agrees to indemnify and hold Wells Fargo Bank, National Association, as Trustee, and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by reason or result of any negligent act or willful misconduct of the Servicer in the exercise by the Servicer of the powers specifically granted to it hereunder.  The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the related servicing agreements or the earlier resignation or removal of Wells Fargo Bank, National Association, as Trustee under the related servicing agreements listed on Schedule A, attached.

Witness my hand and seal this     day of     , 2012.

NO CORPORATE SEAL	Wells Fargo Bank, National Association, as Trustee,

By:
Witness:	, Vice President

O-2-2

By:
Witness:		, Vice President

Attest: , Trust Officer

CORPORATE ACKNOWLEDGMENT

State of Maryland

County of [_____]

On this       day of    , 2012, before me, the undersigned, a Notary Public in and for said County and State, personally appeared     ,       and     , personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed the within instrument as Vice President and Trust Officer, respectively of Wells Fargo Bank, National Association, a national banking association, and acknowledged to me that such national banking association executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

WITNESS my hand and official seal.

Signature: __________________________

My commission expires:

O-2-3

EXHIBIT P-1

FORM OF PERFORMANCE CERTIFICATION

CERTIFICATION

Re:           Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Transaction”), issued pursuant to the Pooling and Servicing Agreement dated as of ____________ (the “Pooling and Servicing Agreement”), executed in connection with the Transaction.

Capitalized terms used but not defined herein have the meanings set forth in the Pooling and Servicing Agreement.
__________________________________________

I, [identity of certifying individual], the senior officer in charge of securitization of the Depositor, hereby certify that:

1.           I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Morgan Stanley Capital I Trust 2012-C4 (the “Exchange Act Periodic Reports”);

2.           Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, all distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

4.           Based on my knowledge and the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the Pooling and Servicing Agreement or the applicable sub-servicing agreement or primary servicing agreement in all material respects; and

5.           All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report.  Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

P-1-1

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties;

●	Bank of America, National Association, as Master Servicer;
●	Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer;
●	Wells Fargo Bank, National Association, as Trustee, Custodian and Certificate Administrator;
●	Pacific Life Insurance Company, as Trust Advisor;
●	[names of sub-servicers]

Date: [___]

By
Name:
Title:

P-1-2

EXHIBIT P-2

REPORTING SERVICER FORM OF PERFORMANCE CERTIFICATION

CERTIFICATION

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Stephen Holmes

Re:           Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2012-C4 (the “Transaction”), issued pursuant to the Pooling and Servicing Agreement dated as of ___________ (the “Pooling and Servicing Agreement”), executed in connection with the Transaction.

[the Subservicing Agreement, dated as of _____ (the “Subservicing Agreement”) between [identify parties].

Capitalized terms used but not defined herein have the meanings set forth in the Subservicing Agreement or, if not defined in the Subservicing Agreement, then the meanings set forth in the Pooling and Servicing Agreement.

I, [identity of certifying individual], hereby certify to [Name of Certifying Person (s) for the Sarbanes-Oxley Certification], the Depositor and its officers, directors and Affiliates (collectively, the “Certification Parties”) as follows, with the knowledge and intent that the Certification Parties will rely on this Certification in connection with the certification concerning the Trust to be signed by an officer of the Depositor and submitted to the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002:

1.           I [(or an officer supervised by me)] have reviewed the report of [servicing] information provided by the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] required in accordance with the Pooling and Servicing Agreement for inclusion in the Annual Report on Form 10-K (“Form 10-K”) relating to the Trust and all reports of information by the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] required in accordance with the Pooling and Servicing Agreement for inclusion in the Asset-Backed Issuer Distribution Reports on Form 10-D (“Form 10-D”) relating to the Trust (such reports by the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer], collectively, the “[Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] Periodic Reports”);

P-2-1

2.           Based on my knowledge, the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] Periodic Reports;

3.           Based on my knowledge, all [distribution], servicing and other information required to be provided in the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] Periodic Reports under the provisions of the [Pooling and Servicing/Subservicing] Agreement for the calendar year preceding the date of the Form 10-K is included in the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] Periodic Reports;

4.           Based on my knowledge and the compliance review conducted in preparing the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer]’s compliance statement under Section 13.9 of the [Pooling and Servicing/Subservicing] Agreement in connection with Item 1123 of Regulation AB, and except as disclosed in the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] Periodic Reports, the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] has fulfilled its obligations under the [Pooling and Servicing/Subservicing] Agreement; and

5.           All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required under the [Pooling and Servicing/Subservicing] Agreement to be included in this certification in connection with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18, have been delivered in accordance with the Pooling and Servicing Agreement and included as an exhibit to this certification, except as otherwise disclosed in this certification and any material instances of noncompliance required to be described in such reports have been disclosed in such reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: [name of trustee, name of custodian, certificate administrator or other similar party; name of depositor; name of master servicer; name of trust advisor; name of special servicer; name of other sub-servicer].

P-2-2

This Certification is being signed by me as an officer of the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] responsible for reviewing [or overseeing review of] the activities performed by the [Master Servicer/Special Servicer/Trust Advisor/Certificate Administrator/Custodian/Trustee/Sub-Servicer] under the [Pooling and Servicing/Subservicing] Agreement.

Date: [___]

By
Name:
Title:

P-2-3

SCHEDULE I

Bank of America Loan Schedule

(See attached)

Schedule I-1

2012-C4 Mortgage Loan Schedule
BANA
Mortgage Loan Seller	Loan ID	Property Name	Address	City	State	Cut-off Date Balance	Mortgage Rate	Master Servicing Fee Rate	ARD (Yes/No)	Original Term to Maturity or ARD (mos.)	Remaining Term to Maturity or ARD (mos.)	Original Amortization Term (mos.)	Note Date	Maturity Date or ARD

BANA/MSMCH	2	Ty Warner Hotels & Resorts Portfolio				$99,751,207	6.600%	0.02000%	No	60	57	360	11/29/2011	12/1/2016
BANA/MSMCH	2.1	Ty Warner Hotels & Resorts Portfolio - Four Seasons Resort “The Biltmore” Santa Barbara	1260 Channel Drive	Santa Barbara	CA	$51,895,566
BANA/MSMCH	2.2	Ty Warner Hotels & Resorts Portfolio - Las Ventanas al Paraiso	KM 19.5 Carretera Transpeninsular	San Jose del Cabo	Mexico	$34,638,607
BANA/MSMCH	2.3	Ty Warner Hotels & Resorts Portfolio - San Ysidro Ranch	900 San Ysidro Lane	Montecito	CA	$13,217,035
BANA	4	Capital City Mall	3506 Capital City Mall Drive	Camp Hill	PA	$65,750,000	5.296%	0.02000%	No	120	120	360	2/17/2012	3/1/2022
BANA	10	United HealthCare Services	13625 & 13675 Technology Drive	Eden Prairie	MN	$32,500,000	4.857%	0.04000%	No	120	120	360	2/29/2012	3/1/2022
BANA	11	Southbrook and Baybrook Village Center	1453-1501 West Bay Area Boulevard	Houston	TX	$30,995,567	6.050%	0.02000%	No	120	115	360	9/12/2011	10/1/2021
BANA	12	Forest Hills Village	7927 Forest Hills Road, 11701 North 2nd Street	Loves Park, Machesney Park	IL	$30,055,000	4.990%	0.02000%	No	120	120	360	2/28/2012	3/1/2022
BANA	16	U-Haul 2011 Portfolio				$25,000,000	5.775%	0.02000%	Yes	120	120	360	2/28/2012	3/1/2022
BANA	16.1	U-Haul 2011 Portfolio - Atlanta	300 Peters Street SW	Atlanta	GA	$7,420,000
BANA	16.2	U-Haul 2011 Portfolio - San Antonio	5810 San Pedro	San Antonio	TX	$3,860,000
BANA	16.3	U-Haul 2011 Portfolio - Warwick	279 Oakland Beach Avenue	Warwick	RI	$3,360,000
BANA	16.4	U-Haul 2011 Portfolio - Lemon Grove	1805 Massachusetts Avenue	Lemon Grove	CA	$3,235,000
BANA	16.5	U-Haul 2011 Portfolio - Arlington	2315 West Division Street	Arlington	TX	$1,975,000
BANA	16.6	U-Haul 2011 Portfolio - Mesa	2947 East Main Street	Mesa	AZ	$1,760,000
BANA	16.7	U-Haul 2011 Portfolio - Portsmouth	2855 Airline Boulevard	Portsmouth	VA	$1,610,000
BANA	16.8	U-Haul 2011 Portfolio - Toms River	68 Route 37 E	Toms River	NJ	$1,110,000
BANA	16.9	U-Haul 2011 Portfolio - Bend	63370 North Highway 97	Bend	OR	$670,000
BANA	21	South Texas Hotel Portfolio				$15,455,171	6.000%	0.02000%	No	120	118	300	12/6/2011	1/1/2022
BANA	21.1	South Texas Hotel Portfolio - Staybridge Suites McAllen	620 Wichita Avenue	McAllen	TX	$7,877,152
BANA	21.2	South Texas Hotel Portfolio - Holiday Inn Express Laredo	7223 Bob Bullock Loop	Laredo	TX	$7,578,019
BANA	28	Galderma Laboratories	14510 North Interstate 35	Fort Worth	TX	$9,957,464	5.500%	0.02000%	No	120	116	360	11/1/2011	11/1/2021
BANA	30	Norwalk Self Storage	11971 Foster Road	Norwalk	CA	$9,300,000	5.090%	0.02000%	No	120	120	360	2/24/2012	3/1/2022
BANA	34	CVS Altamonte Springs	277 West State Road 436	Altamonte Springs	FL	$4,600,000	5.220%	0.02000%	No	120	120	360	2/22/2012	3/1/2022
BANA	35	Rego Park Retail	96-06 Queens Boulevard, 95-02 & 95-05 63rd Drive	Rego Park	NY	$4,232,601	5.690%	0.02000%	No	120	116	360	10/31/2011	11/1/2021
BANA	37	West Alameda Self Storage	12750 Alameda Parkway	Lakewood	CO	$3,284,528	6.000%	0.02000%	No	120	115	360	9/30/2011	10/1/2021

						$330,881,539

Schedule I-2

SCHEDULE II

MSMCH Loan Schedule

(See attached)

Schedule II-1

2012-C4 Mortgage Loan Schedule
MSMCH
Mortgage Loan Seller	Loan ID	Property Name	Address	City	State	Cut-off Date Balance	Mortgage Rate	Master Servicing Fee Rate	ARD (Yes/No)	Original Term to Maturity or ARD (mos.)	Remaining Term to Maturity or ARD (mos.)	Original Amortization Term (mos.)	Note Date	Maturity Date or ARD

MSMCH	1	The Shoppes at Buckland Hills	194 Buckland Hills Drive	Manchester	CT	$130,000,000	5.190%	0.02000%	No	120	120	360	3/1/2012	3/1/2022
BANA/MSMCH	2	Ty Warner Hotels & Resorts Portfolio				$99,751,207	6.600%	0.02000%	No	60	57	360	11/29/2011	12/1/2016
BANA/MSMCH	2.1	Ty Warner Hotels & Resorts Portfolio - Four Seasons Resort “The Biltmore” Santa Barbara	1260 Channel Drive	Santa Barbara	CA	$51,895,566
BANA/MSMCH	2.2	Ty Warner Hotels & Resorts Portfolio - Las Ventanas al Paraiso	KM 19.5 Carretera Transpeninsular	San Jose del Cabo	Mexico	$34,638,607
BANA/MSMCH	2.3	Ty Warner Hotels & Resorts Portfolio - San Ysidro Ranch	900 San Ysidro Lane	Montecito	CA	$13,217,035
MSMCH	3	50 Central Park South	50 Central Park South	New York	NY	$75,000,000	5.120%	0.02000%	Yes	60	55	360	9/12/2011	10/7/2016
MSMCH	5	ELS Portfolio				$63,747,000	5.282%	0.02000%	No	119	116	360	12/15/2011	11/1/2021
MSMCH	5.1	ELS Portfolio - Royal Coachman	1070 Laurel Road East	Nokomis	FL	$11,898,000
MSMCH	5.2	ELS Portfolio - Regency Lakes	108 Chamberlain Court	Winchester	VA	$9,887,000
MSMCH	5.3	ELS Portfolio - Parkwood Communities	414 Springlake Road	Wildwood	FL	$9,681,000
MSMCH	5.4	ELS Portfolio - Cabana	5303 East Twain Avenue	Las Vegas	NV	$9,063,000
MSMCH	5.5	ELS Portfolio - Boulder Cascade	1601 South Sandhill Road	Las Vegas	NV	$8,165,000
MSMCH	5.6	ELS Portfolio - Rancho Valley	12970 Highway 8 Bus	El Cajon	CA	$7,164,000
MSMCH	5.7	ELS Portfolio - Palm Shadows	7300 N 51st Avenue	Glendale	AZ	$5,994,000
MSMCH	5.8	ELS Portfolio - Hillcrest	401 Beech Street	Rockland	MA	$1,895,000
MSMCH	6	9 MetroTech Center	9 MetroTech Center	Brooklyn	NY	$62,896,233	5.810%	0.02000%	No	120	119	300	1/24/2012	2/1/2022
MSMCH	7	GPB Portfolio 2				$62,428,188	5.500%	0.02000%	No	120	117	313	12/8/2011	12/7/2021
MSMCH	7.1	GPB Portfolio 2 - Millburn King’s Super	778 Morris Turnpike	Millburn	NJ	$9,972,550						360
MSMCH	7.2	GPB Portfolio 2 - Swampscott CVS	395-443 Paradise Road (Rt. 1A)	Swampscott	MA	$9,410,323						360
MSMCH	7.3	GPB Portfolio 2 - Salem Staples	3 - 27 Paradise Road	Salem	MA	$9,094,320						360
MSMCH	7.4	GPB Portfolio 2 - Danbury Walmart	79 Newton Road	Danbury	CT	$8,655,766						180
MSMCH	7.5	GPB Portfolio 2 - Woburn Kohl’s	425 Washington Street	Woburn	MA	$6,448,663						360
MSMCH	7.6	GPB Portfolio 2 - Springfield CVS	621 Belmont Ave.	Springfield	MA	$5,373,055						360
MSMCH	7.7	GPB Portfolio 2 - Worcester Savers	55 Mill Street	Worcester	MA	$4,216,702						360
MSMCH	7.8	GPB Portfolio 2 - Dorchester National Wholesale	729 William T. Morrissey Boulevard	Dorchester	MA	$3,231,808						360
MSMCH	7.9	GPB Portfolio 2 - Framingham AJ Seabra	208-212 Waverly Road	Framingham	MA	$2,377,502						360
MSMCH	7.10	GPB Portfolio 2 - Fall River Staples	416 William Canning Blvd.	Fall River	MA	$2,236,945						360
MSMCH	7.11	GPB Portfolio 2 - Chatham Ocean State	1674 Main Street	Chatham	MA	$1,410,552						360
MSMCH	8	GPB Portfolio 1				$62,113,118	5.500%	0.02000%	No	120	117	360	12/8/2011	12/7/2021
MSMCH	8.1	GPB Portfolio 1 - Cambridge Trader Joe’s	727 Memorial Drive	Cambridge	MA	$16,303,585

2012-C4 Mortgage Loan Schedule
MSMCH
Mortgage Loan Seller	Loan ID	Property Name	Address	City	State	Cut-off Date Balance	Mortgage Rate	Master Servicing Fee Rate	ARD (Yes/No)	Original Term to Maturity or ARD (mos.)	Remaining Term to Maturity or ARD (mos.)	Original Amortization Term (mos.)	Note Date	Maturity Date or ARD

MSMCH	8.2	GPB Portfolio 1 - Falmouth Staples	13 Davis Straits Road	Falmouth	MA	$7,943,948
MSMCH	8.3	GPB Portfolio 1 - Hillsdale King’s Super	381 Washington Ave.	Hillsdale	NJ	$6,739,745
MSMCH	8.4	GPB Portfolio 1 - Medford Aldi	630 Fellsway (Rt. 28)	Medford	MA	$6,019,018
MSMCH	8.5	GPB Portfolio 1 - Brighton Whole Foods	15 & 35 Washington Street	Brighton	MA	$5,912,355
MSMCH	8.6	GPB Portfolio 1 - Everett Walgreens	315 - 333 Ferry Street & 5 Sycamore Street	Everett	MA	$5,645,197
MSMCH	8.7	GPB Portfolio 1 - Abington Lowe’s	400 Bedford Street	Abington	MA	$4,386,168
MSMCH	8.8	GPB Portfolio 1 - Waltham CVS / Petco	49 - 53 Linden Street (Rt. 60)	Waltham	MA	$3,525,881
MSMCH	8.9	GPB Portfolio 1 - Revere Walgreens	430 Broadway	Revere	MA	$2,869,949
MSMCH	8.10	GPB Portfolio 1 - Quincy Walgreens	550 Adams Street	Quincy	MA	$1,870,102
MSMCH	8.11	GPB Portfolio 1 - Wakefield Mike’s Gym	10 Broadway St.	Wakefield	MA	$897,171
MSMCH	9	Midtown Square Shopping Center	1221 Coolidge Highway	Troy	MI	$34,956,343	5.500%	0.02000%	No	120	119	360	1/20/2012	2/10/2022
MSMCH	13	Mattel Building	2031 E. Mariposa Avenue	El Segundo	CA	$29,500,000	4.900%	0.02000%	Yes	120	120	360	2/14/2012	3/10/2022
MSMCH	14	Sirata Beach Resort	5300 - 5396 Gulf Boulevard	St. Pete Beach	FL	$28,000,000	5.800%	0.02000%	No	60	60	300	2/13/2012	3/10/2017
MSMCH	15	Hilton Springfield	6550 Loisdale Road	Springfield	VA	$25,900,000	5.780%	0.02000%	No	120	120	300	3/1/2012	3/10/2022
MSMCH	17	Independence Hill Independent Living	20450 Huebner Road	San Antonio	TX	$22,000,000	5.790%	0.02000%	No	120	120	360	2/29/2012	3/10/2022
MSMCH	18	Independence Place - Fort Campbell	3193 Fort Campbell Boulevard	Clarksville	TN	$20,800,000	5.620%	0.02000%	No	120	120	300	3/1/2012	3/10/2022
MSMCH	19	University Park Shopping Center	3909 East Evans, 2033, 2043 & 2073 South Colorado Boulevard and 3970 East Buchtel Boulevard	Denver	CO	$20,181,264	5.830%	0.02000%	No	134	120	360	12/22/2010	3/5/2022
MSMCH	20	Livermore Medical Office	1133 East Stanley Blvd.	Livermore	CA	$16,436,723	6.010%	0.02000%	No	120	116	360	11/8/2011	11/10/2021
MSMCH	22	Horizon Park Shopping Center	3908 West Hillsborough Avenue	Tampa	FL	$14,061,205	5.040%	0.02000%	No	120	113	360	7/15/2011	8/10/2021
MSMCH	23	Magellan Storage - Costa Mesa	3190 Pullman Street	Costa Mesa	CA	$13,671,876	5.850%	0.02000%	No	60	58	360	1/5/2012	1/10/2017
MSMCH	24	67 Livingston Street	67 Livingston Street	Brooklyn	NY	$13,000,000	5.500%	0.02000%	No	60	59	360	1/31/2012	2/10/2017
MSMCH	25	Derby Marketplace	1636 N. Rock Road	Derby	KS	$12,861,089	5.700%	0.02000%	No	120	117	360	12/7/2011	12/10/2021
MSMCH	26	Holiday Inn San Diego Downtown	1617 First Avenue	San Diego	CA	$12,309,463	5.500%	0.02000%	No	60	53	360	8/5/2011	8/10/2016
MSMCH	27	Revlon R&D Facility	2121 Highway 27	Edison	NJ	$10,981,025	5.430%	0.02000%	Yes	120	119	300	2/10/2012	2/10/2022
MSMCH	29	Christie Place	100, 120, 140, 160 Christie Place	Scarsdale	NY	$9,626,169	5.300%	0.02000%	No	120	113	360	7/28/2011	8/10/2021
MSMCH	31	Holiday Inn Express Arlington	2451 East Randol Mill Rd	Arlington	TX	$7,728,929	6.400%	0.02000%	No	120	118	300	12/20/2011	1/10/2022
MSMCH	32	Brookwood Village Shopping Center	1931 Peachtree Road NE	Atlanta	GA	$7,340,700	5.400%	0.02000%	No	120	119	360	2/3/2012	2/10/2022
MSMCH	33	Old Town Plaza Office	2251 San Diego Avenue	San Diego	CA	$6,975,000	5.700%	0.02000%	No	60	54	IO	8/19/2011	9/10/2016
MSMCH	36	Wanamaker Portfolio				$3,438,676	6.750%	0.02000%	No	120	116	360	11/10/2011	11/10/2021
MSMCH	36.1	Wanamaker Portfolio - South	2919 SW Wanamaker Road	Topeka	KS	$2,429,499

2012-C4 Mortgage Loan Schedule
MSMCH
Mortgage Loan Seller	Loan ID	Property Name	Address	City	State	Cut-off Date Balance	Mortgage Rate	Master Servicing Fee Rate	ARD (Yes/No)	Original Term to Maturity or ARD (mos.)	Remaining Term to Maturity or ARD (mos.)	Original Amortization Term (mos.)	Note Date	Maturity Date or ARD

MSMCH	36.2	Wanamaker Portfolio - North	1025 SW Wanamaker Road	Topeka	KS	$1,009,177
MSMCH	38	Rite Aid - Raleigh	7505 Louisburg Road	Raleigh	NC	$1,861,060	6.070%	0.02000%	No	120	114	240	8/15/2011	9/10/2021
						$867,565,269

SCHEDULE III

[Reserved]

Schedule III-1

SCHEDULE IV

[Reserved]

Schedule IV-1

SCHEDULE V

List of Mortgage Loans Secured by the Interest of the Related Mortgagor Under a Ground Lease (Section 8.3(i))

9 MetroTech Center (MSMCH)
GPB Portfolio 2 – Danbury Walmart (MSMCH)
Livermore Medical Office (MSMCH)

Schedule V-1

SCHEDULE VI

List of Mortgagors that are Third-Party Beneficiaries Under Section 2.3(a)

None.

Schedule VI-1

SCHEDULE VII

Certain Escrow Accounts for Which a Report Under Section 5.1(g) is Required

Loan Number	Property Name	Cut-off Date Balance	Upfront Replacement Reserves ($)	Deferred Maintenance Escrow Amount ($)
MSMCH Loans
1	The Shoppes at Buckland Hills	$130,000,000	$0	$78,000
5	ELS Portfolio	$63,747,000	$0	$157,891
8	GPB Portfolio 1	$62,113,118	$0	$237,050
14	Sirata Beach Resort	$28,000,000	$2,000,000	$24,375
15	Hilton Springfield	$25,900,000	$2,500,000	$260,000
17	Independent Hill Independent Living	$22,000,000	$2,300,000	$0
22	Horizon Park Shopping Center	$14,061,205	$0	$81,625
32	Brookwood Village Shopping Center	$7,340,700	$0	$90,000
Bank of America Loans
16	U-Haul 2011 Portfolio	$25,000,000	$175,000	$162,676

Schedule VII-1

SCHEDULE VIII

Mortgage Loans as to Which a Lender Register is to be Maintained

Ty Warner Hotels & Resorts Portfolio

Schedule VIII-1

SCHEDULE IX

Mortgage Loans Secured by Mortgaged Properties
Covered by an Environmental Insurance Policy

Property Names as Reflected on the Mortgage Loan Schedule

The Shoppes at Buckland Hills (MSMCH)

Schedule IX-1

SCHEDULE X

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered shall address, at a minimum, the criteria identified below as “Relevant Servicing Criteria”.

	Relevant Servicing Criteria	Applicable Party(ies)
Reference	Criteria
General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Certificate Administrator Master Servicer Special Servicer
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	Certificate Administrator Master Servicer Special Servicer
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	N/A
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
Certificate Administrator Trustee Master Servicer Special Servicer
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

Certificate Administrator Master Servicer Special Servicer
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Certificate Administrator
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
Master Servicer Special Servicer Trustee
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Certificate Administrator Master Servicer Special Servicer
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the
Certificate Administrator Master Servicer Special Servicer

Schedule X-1

	Relevant Servicing Criteria	Applicable Party(ies)
Reference	Criteria
requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	Master Servicer Special Servicer Certificate Administrator
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Certificate Administrator Master Servicer Special Servicer
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
Certificate Administrator Trust Advisor
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	Certificate Administrator
1122(d)(3)(iii)

Disbursements made to an investor are posted within two business days to the Master Servicer’s investor records or the Certificate Administrator’s investor records, or such other number of days specified in the transaction agreements.
Certificate Administrator Master Servicer
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	Certificate Administrator
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	Custodian Master Servicer Special Servicer
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	Custodian
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	Certificate Administrator Master Servicer Special Servicer
1122(d)(4)(iv)	Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor	Master Servicer Special Servicer

Schedule X-2

	Relevant Servicing Criteria	Applicable Party(ies)
Reference	Criteria

records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)	The Master Servicer’s records regarding the mortgage loans agree with the Master Servicer’s records with respect to an obligor’s unpaid principal balance.	Master Servicer
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
Master Servicer Special Servicer
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
Master Servicer Special Servicer Trust Advisor
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
Master Servicer Special Servicer
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	Master Servicer
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
Master Servicer
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
Master Servicer
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
Master Servicer
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
Master Servicer
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	Master Servicer
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1)	N/A

Schedule X-3

	Relevant Servicing Criteria	Applicable Party(ies)
Reference	Criteria
through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

Schedule X-4

SCHEDULE XI

Additional Form 10-D Disclosure

The parties identified in the “Party Responsible” column are obligated pursuant to Section 13.4 of the Pooling and Servicing Agreement to disclose to the Depositor and the Certificate Administrator any information described in the corresponding Form 10-D Item described in the “Item on Form 10-D” column to the extent such party has actual knowledge (and in the case of financial statements required to be provided in connection with Item 6 below, possession) of such information (other than information as to itself).  Each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to rely on the accuracy of the Prospectus Supplement (other than information with respect to itself that is set forth in or omitted from the Prospectus Supplement), in the absence of specific notice to the contrary from the Depositor or Seller.  Each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to conclusively assume that there is no “significant obligor” other than a party identified as such in the Prospectus Supplement.  For this Series 2012-C4 Pooling and Servicing Agreement, each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to assume that there is no provider of credit enhancement, liquidity or derivative instruments within the meaning of Items 1114 or 1115 of Regulation AB other than a party identified as such in the Prospectus Supplement.

Item on Form 10-D	Party Responsible
Item 1A: Distribution and Pool Performance Information: ● Item 1121(a)(13) of Regulation AB	● Master Servicer ● Certificate Administrator
Item 1B: Distribution and Pool Performance Information: ● Item 1121 (a)(14) of Regulation AB	● Certificate Administrator ● Depositor
Item 2: Legal Proceedings: ● Item 1117 of Regulation AB (to the extent material to Certificateholders)
●      Master Servicer (as to itself)
●      Special Servicer (as to itself)
●      Certificate Administrator (as to itself)
●      Trustee (as to itself)
●      Depositor (as to itself)
●      Any other Reporting Servicer (as to itself)
●      Trustee/Certificate Administrator/Master Servicer/Depositor/Special Servicer as to the Trust
●      Each Seller as sponsor (as defined in Regulation AB)
●      Originators under Item 1110 of Regulation AB
●      Party under Item 1100(d)(1) of Regulation AB

Schedule XI-1

Item 3: Sale of Securities and Use of Proceeds	● Depositor
Item 4: Defaults Upon Senior Securities	● Certificate Administrator ● Trustee
Item 5: Submission of Matters to a Vote of Security Holders	● Certificate Administrator ● Trustee
Item 6: Significant Obligors of Pool Assets	● Depositor ● Sponsor ● Applicable Seller ● Master Servicer
Item 7: Significant Enhancement Provider Information	● Depositor
Item 8: Other Information
●     Certificate Administrator
●     Any other party responsible for disclosure items on Form 8-K (including each applicable Seller with respect to Item 1100(e) of Regulation AB to the extent material to Certificateholders)

Item 9: Exhibits	● Certificate Administrator ● Depositor ● Master Servicer ● Special Servicer

Schedule XI-2

SCHEDULE XII

Additional Form 10-K Disclosure

The parties identified in the “Party Responsible” column are obligated pursuant to Section 13.5 of the Pooling and Servicing Agreement to disclose to the Depositor and the Certificate Administrator any information described in the corresponding Form 10-K Item described in the “Item on Form 10-K” column to the extent such party has actual knowledge (and in the case of financial statements required to be provided in connection with 1112(b) below, possession) of such information (other than information as to itself).  Each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to rely on the accuracy of the Prospectus Supplement (other than information with respect to itself that is set forth in or omitted from the Prospectus Supplement), in the absence of specific notice to the contrary from the Depositor or a Seller.  Each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to conclusively assume that there is no “significant obligor” other than a party identified as such in the Prospectus Supplement.  For this Series 2012-C4 Pooling and Servicing Agreement, each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to assume that there is no provider of credit enhancement, liquidity or derivative instruments within the meaning of Items 1114 or 1115 of Regulation AB other than a party identified as such in the Prospectus Supplement.

Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	● Depositor
Item 9B: Other Information
●     Certificate Administrator
●     Any other party responsible for disclosure items on Form 8-K (including each applicable Seller with respect to Item 1100(e) of Regulation AB to the extent material to Certificateholders)

Item 15: Exhibits, Financial Statement Schedules	● Certificate Administrator ● Depositor
Additional Item: Disclosure per Item 1117 of Regulation AB (to the extent material to Certificateholders)
●     Master Servicer (as to itself)
●     Special Servicer (as to itself)
●     Certificate Administrator (as to itself)
●     Trustee (as to itself)
●     Depositor (as to itself)
●     Any other Reporting Servicer (as to itself)
●     Trustee/Certificate Administrator/Master Servicer/Depositor/Special Servicer as to the Trust
●     Each Seller as sponsor (as defined in

Schedule XII-1

Regulation AB) ● Originators under Item 1110 of Regulation AB ● Party under Item 1100(d)(1) of Regulation AB
Additional Item: Disclosure per Item 1119 of Regulation AB
●     Master Servicer (as to itself) (to the extent material to Certificateholders and only as to affiliations under Item 1119(a) with the Trustee, the Certificate Administrator, the Special Servicer, significant obligor contemplated by Item 1112, the Trust Advisor, any sub-servicer meeting any of the descriptions in Item 1108(a)(3) or any enhancement or support provider contemplated by Items 1114 or 1115)
●     Special Servicer (as to itself) (to the extent material to Certificateholders and only as to affiliations under Item 1119(a) with the Trustee, the Certificate Administrator, the Master Servicer, significant obligor contemplated by Item 1112, the Trust Advisor, any sub-servicer meeting any of the descriptions in Item 1108(a)(3) or any enhancement or support provider contemplated by Items 1114 or 1115)
●     Certificate Administrator (as to itself) (to the extent material to Certificateholders)
●     Trustee (as to itself) (to the extent material to Certificateholders)
●     Depositor (as to itself and the Trust)
●     Trustee/Certificate Administrator/Master Servicer/Depositor/Trust Advisor/Special Servicer as to the Trust
●     Each Seller as sponsors (as defined in Regulation AB)
●     Originators under Item 1110 of Regulation AB (to be provided by the Depositor)
●     Party under Item 1100(d)(1) of Regulation AB (to be provided by the Depositor)

Additional Item: Disclosure per Item 1112(b) of Regulation AB	● Depositor ● Each Applicable Seller as sponsor (as defined in Regulation AB) ● Master Servicer
Additional Item:	● Depositor

Schedule XII-2

Disclosure per Items 1114(b)(2) and 1115(b) of Regulation AB	● Master Servicer ● Special Servicer

Schedule XII-3

SCHEDULE XIII

Form 8-K Disclosure Information

The parties identified in the “Party Responsible” column are obligated pursuant to Section 13.7 of the Pooling and Servicing Agreement to report to the Depositor and the Certificate Administrator the occurrence of any event described in the corresponding Form 8-K Item described in the “Item on Form 8-K” column to the extent such party has actual knowledge of such information (other than information as to itself).  Each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to rely on the accuracy of the Prospectus Supplement (other than information with respect to itself that is set forth in or omitted from the Prospectus Supplement), in the absence of specific notice to the contrary from the Depositor or a Seller.  Each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to conclusively assume that there is no “significant obligor” other than a party identified as such in the Prospectus Supplement.  For this Series 2012-C4 Pooling and Servicing Agreement, each of the Certificate Administrator, the Trustee, the Master Servicer and the Special Servicer (in its capacity as such) shall be entitled to assume that there is no provider of credit enhancement, liquidity or derivative instruments within the meaning of Items 1114 or 1115 of Regulation AB other than a party identified as such in the Prospectus Supplement.

Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
● Trustee/Certificate Administrator/Master Servicer/Depositor/Special Servicer as to the Trust (only as to the agreements such entity is a party to or entered into on behalf of the Trust)
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial
● Trustee/Certificate Administrator/Master Servicer/Depositor/Special Servicer as to the Trust (only as to the agreements such entity is a party to or entered into on behalf of the Trust)

Schedule XIII-1

agreement.
Item 1.03- Bankruptcy or Receivership	● Depositor
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

● Depositor ● Certificate Administrator (with respect to an Obligation under an Off-Balance Sheet Arrangement, if any)
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

● Certificate Administrator
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	● Depositor
Item 6.01- ABS Informational and Computational Material	● Depositor
Item 6.02- Change of Servicer or Trustee

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

●     Master Servicer (as to itself or a servicer retained by it)
●     Special Servicer (as to itself or a servicer retained by it)
●     Certificate Administrator (as to itself as Certificate Administrator)
●     Trustee (as to Trustee)
●     Depositor

Reg AB disclosure about any new servicer or master servicer is required.	● Master Servicer or Special Servicer, as applicable

Schedule XIII-2

Reg AB disclosure about any new Trustee is required.	● Trustee
Reg AB disclosure about any new Certificate Administrator is required.	● Certificate Administrator
Item 6.03- Change in Credit Enhancement or External Support	● Depositor ● Certificate Administrator
Item 6.04- Failure to Make a Required Distribution	● Certificate Administrator
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.

● Depositor
Item 7.01- Regulation FD Disclosure	● Depositor
Item 8.01 – Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.
●     Depositor
●     Master Servicer, Special Servicer and each Applicable Seller as sponsor (as defined in Regulation AB) (in each case, solely with respect to events relating to Item 1100(e) under Regulation AB)

Item 9.01 - Financial Statements and Exhibits	● Responsible party for reporting/disclosing the financial statement or exhibit

Schedule XIII-3

SCHEDULE XIV

Additional Disclosure Notification

**SEND VIA FAX TO [__]-[__]-[___] AND VIA EMAIL TO [__]@[__].com AND VIA OVERNIGHT MAIL TO THE ADDRESSES IMMEDIATELY BELOW**

[___], as Certificate Administrator
[___]
[___],[___][___]
Attn:  Corporate Trust Services-  [DEAL NAME]—SEC REPORT PROCESSING

Morgan Stanley Capital I Inc., as Depositor
1585 Broadway
New York, New York 10036
Attn:           Stephen Holmes

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section [ ] of the Pooling and Servicing Agreement, dated as of [         ][ ], 2012, among [            ], as [               ], [            ], as [               ], [            ], as [               ] and [            ], as [               ]. the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],
as [role]

By:
Name:
Title:

Schedule XIV-1

SCHEDULE XV

Seller Sub-Servicers

Berkadia Commercial Mortgage LLC
CBRE Capital Markets of Texas, LP
Holliday Fenoglio Fowler, L.P.

Schedule XV-1